                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                   FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                -----------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
              OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) _________

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   13-3781471
                                (I.R.S. Employer
                               Identification No.)

    100 Wall Street, New York, NY                            10005
(Address of principal executive offices)                   (Zip Code)

                                -----------------

                            FOR INFORMATION, CONTACT:
                           Dennis Calabrese, President
                      U.S. Bank Trust National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2506

                                -----------------

                            BOISE CASCADE CORPORATION
               (Exact name of obligor as specified in its charter)

             Delaware                                       82-0100960
   (State or other jurisdiction of                        (I.R.S Employer
   incorporation or organization)                      Identification No.)




      1111 West Jefferson Street                             83728-0001
            P.O. Box 50
            Boise, Idaho
(Address of principal executive offices)                     (Zip Code)

                                -----------------

                                 DEBT SECURITIES

Item 1.           GENERAL INFORMATION.

         Furnish the following information as to the trustee - -

         (a) Name and address of each examining or supervising authority to which it is subject.

                               NAME                               ADDRESS
                               ----                               -------

                      Comptroller of the Currency              Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.           AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

Item 16.          LIST OF EXHIBITS.

         Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-51961.

         Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

         Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-51961.

         Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

         Exhibit 5.     Not applicable.

         Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

         Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on December 31, 1998, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.     Not applicable.

         Exhibit 9      Not applicable.





                                    SIGNATURE


                  Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 23rd day of March, 1999.

                                                    U.S. BANK TRUST
                                                  NATIONAL ASSOCIATION



                                             By:  /s/ Catherine F. Donohue
                                                  --------------------------
                                                      Catherine F. Donohue
                                                      Vice President

                                                                   EXHIBIT 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 12/31/98

                                    ($000'S)

                                                                        12/31/98
                                                                     ------------------
ASSETS
     Cash and Due From Depository Institutions                               $42,823
     Federal Reserve Stock                                                     3,384
     Fixed Assets                                                                486
     Intangible Assets                                                        68,104
     Other Assets                                                              7,261
                                                                     ------------------
         TOTAL ASSETS                                                       $122,058


LIABILITIES
     Other Liabilities                                                         9,462
                                                                     ------------------
     TOTAL LIABILITIES                                                         9,462

EQUITY
     Common and Preferred Stock                                             $  1,000
     Surplus                                                                 120,932
     Undivided Profits                                                        (9,336)
                                                                     ------------------
         TOTAL EQUITY CAPITAL                                               $112,596

TOTAL LIABILITIES AND EQUITY CAPITAL                                        $122,058


-----------------
To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



By:    /s/ Catherine F. Donohue
       ---------------------------
           Vice President

Date:  March 23, 1999